UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 25, 2022
FLEX LTD.
(Exact Name of Registrant as Specified in Its Charter)

Singapore	0-23354	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2 Changi South Lane, Singapore		486123
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (65) 6876-9899
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, No Par Value	FLEX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07    Submission of Matters to a Vote of Security Holders

On August 25, 2022, Flex Ltd. (the “Company”) held its 2022 Annual General Meeting (the “Annual General Meeting”). There were 458,902,718 Ordinary Shares entitled to be voted and 419,522,036 Ordinary Shares were voted in person or by proxy at the Annual General Meeting.

At the Annual General Meeting:

(1)The shareholders re-elected the ten (10) nominees for director.
(2)The shareholders re-appointed Deloitte & Touche LLP as the Company’s independent auditors for the 2023 fiscal year and authorized the Company’s Board of Directors, upon the recommendation of the Audit Committee of the Board of Directors, to fix their remuneration.
(3)The shareholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers.
(4)The shareholders approved a general authorization for the Company’s Board of Directors to allot and issue Ordinary Shares.
(5)The shareholders approved the renewal of the Company’s Share Purchase Mandate permitting the Company to purchase or otherwise acquire up to 20% of its own issued and outstanding Ordinary Shares as of the date of the Annual General Meeting.
The Company’s Inspector of Elections certified the following vote tabulations from the Annual General Meeting:

Board of Directors:				Broker
Nominee	For	Against	Abstain	Non-Votes
Revathi Advaithi	392,598,724	398,967	79,831	26,444,514
Michael D. Capellas	364,423,667	27,981,735	672,120	26,444,514
John D. Harris II	392,061,565	912,078	103,879	26,444,514
Michael E. Hurlston	392,247,848	727,054	102,620	26,444,514
Erin L. McSweeney	381,808,395	11,168,203	100,924	26,444,514
Marc A. Onetto	391,919,780	1,055,397	102,345	26,444,514
Charles K. Stevens, III	381,846,486	11,140,422	90,614	26,444,514
Lay Koon Tan	390,719,800	2,248,835	108,887	26,444,514
Patrick J. Ward	392,595,025	381,831	100,666	26,444,514
William D. Watkins	383,466,956	9,512,232	98,334	26,444,514

				Broker
	For	Against	Abstain	Non-Votes
Re-appointment of Deloitte & Touche LLP	407,759,085	11,632,892	130,059	—
as the Company's independent auditors for the
2023 fiscal year and to authorize the Board of
Directors, upon the recommendation of the
Audit Committee of the Board of Directors, to
fix their remuneration

				Broker
	For	Against	Abstain	Non-Votes
Non-binding, advisory resolution relating to	377,140,921	15,716,527	220,074	26,444,514
the compensation of the Company's named
executive officers				Broker
	For	Against	Abstain	Non-Votes
General authorization for the Board of	369,651,191	19,842,907	3,583,424	26,444,514
Directors to allot and issue Ordinary Shares
				Broker
	For	Against	Abstain	Non-Votes
Renewal of the Share Purchase Mandate	380,284,432	10,969,611	1,823,479	26,444,514
relating to acquisitions by the Company of
up to 20% of its issued and outstanding
Ordinary Shares as of the date of the Annual
General Meeting

Item 8.01    Other Events.

The Company announced that it has received shareholder approval to purchase up to 20% of the Company’s issued and outstanding Ordinary Shares, and the Company’s Board of Directors has authorized management to continue its share repurchase plan for the Company’s issued Ordinary Shares in an aggregate amount not to exceed $1 billion. Share repurchases, if any, will be made in the open market and in compliance with SEC Rule 10b-18. The timing and actual number of shares repurchased will depend on a variety of factors including price, market conditions and applicable legal requirements. The share repurchase program does not obligate the Company to repurchase any specific number of shares and may be suspended or terminated at any time without prior notice.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEX LTD.

Date: August 26, 2022

	By:	/s/ Paul R. Lundstrom
		Name: Title:	Paul R. Lundstrom Chief Financial Officer

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